SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – December 11, 2012

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York		10286
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)(c) On December 11, 2012, the Board of Directors of The Bank of New York Mellon Corporation (“BNY Mellon”) approved the appointment of Karen B. Peetz as President of BNY Mellon. The appointment will be effective on January 1, 2013.

Karen B. Peetz will assume Gerald L. Hassell’s role as President. Mr. Hassell will continue to serve as BNY Mellon’s Chairman and Chief Executive Officer. Ms. Peetz is currently Vice Chairman and Chief Executive Officer of BNY Mellon’s Financial Markets & Treasury Services. As President, Ms. Peetz will lead Global Client Management, Regional Management, Treasury Services and Human Resources, and will continue to report to Mr. Hassell.

A copy of the press release announcing the events described above and other executive appointments is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated December 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: December 14, 2012	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated December 14, 2012	Filed herewith